EXHIBIT 10.2

EXCHANGE AGREEMENT

THIS EXCHANGE AGREEMENT (the “Agreement”), dated as of _______ __, 2012, is made by and between Intellicell Biosciences, Inc., a Nevada corporation (“Company”), and each of the purchasers listed on Schedule A annexed hereto (individually, a “Purchaser” and collectively, the “Purchasers”).

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”), the Company desires to exchange with the Purchasers, and the Purchasers desires to exchange with the Company, securities of the Company as more fully described in this Agreement.

WHEREAS, in February 2012, the Purchasers entered into securities purchase agreements (the “Purchase Agreement”) with the Company pursuant to which the Company sold (i) an aggregate of 2,100,000 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), (ii) class A warrants to purchase an aggregate of 4,080,000 shares of Common Stock (the “Class A Warrants”), and (iii) class B warrants to purchase an aggregate of 4,080,000 shares of Common Stock (the “Class B Warrants” and together with the Class A Warrants, the “Warrants”), for aggregate gross proceeds of $2,600,000, which consisted of $2,100,000 of cash and the exchange and cancelation of a promissory note (bearing principal and interest totaling $500,000) and a warrant;

WHEREAS, the Company and the Purchasers wish to exchange the Warrants for shares of Common Stock, New Class A Warrants (as defined below) and New Class B Warrants (as defined below), of the Company in consideration for the Purchasers agreeing to modify the Warrants in certain respects, including, but not limited to, reducing the exercise price, amending the definition of Exempt Issuance and removing the price protection adjustment provision;

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Purchasers agree as follows:

1.             Terms of the Exchange. The Company and the Purchasers agree that the Purchasers will exchange the Warrants in exchange for (i) such number of shares of the Company’s Common Stock as set forth next to such Purchaser’s name on Schedule A annexed hereto (collectively, the “Shares”) (ii) a new series A warrant to purchase such number of shares of Common Stock as set forth next to such Purchaser’s name on Schedule A annexed hereto at an exercise price of seventy-five cents ($0.75) per share, substantially in the form annexed hereto as Appendix A (collectively, the “New Series A Warrants”) and (iii) a new series B warrant to purchase such number of shares of Common Stock as set forth next to such Purchaser’s name on Schedule A annexed hereto at an exercise price of seventy-five cents ($0.75) per share, substantially in the form annexed hereto as Appendix B (collectively, the “New Series B Warrant” and together with the Shares and New Series A Warrants, the “New Securities”).

2.             Amendment Agreement.  Concurrent with the execution of this Agreement, the Company and Purchasers have agreed to enter into an amendment agreement to the Purchase Agreement, substantially in the form annexed hereto as Appendix C.

3.            Closing. Upon satisfaction of the conditions set forth herein, a closing shall occur at the principal offices of the Company, or such other location as the parties shall mutually agree. At closing, Purchaser shall deliver its Warrants to the Company and the Company shall deliver to such Purchaser a certificate evidencing the Shares, the New Series A Warrant and the New Series B Warrant in the name(s) and amount(s) as indicated on Schedule A annexed hereto.  Upon closing, any and all obligations of the Company to Purchaser under the Warrants shall be fully satisfied, the Warrants shall be terminated and Purchaser will have no remaining rights, powers, privileges, remedies or interests under the Warrants.

4.	Further Assurances

. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

5.             Representations and Warranties of the Purchaser. Each Purchaser represents and warrants as of the date hereof and as of the closing to the Company as follows:

a.           Authorization; Enforcement. The Purchaser has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder and thereunder.  The execution and delivery of this Agreement by the Purchaser and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Purchaser and no further action is required by the Purchaser.  This Agreement has been (or upon delivery will have been) duly executed by the Purchaser and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Purchaser enforceable against the Purchaser in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

b.                      Tax Advisors. Such Purchaser has reviewed with its own tax advisors the U.S. federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. With respect to such matters, such Purchaser relies solely on such advisors and not on any statements or representations of the Company or any of its agents, written or oral. The Purchaser understands that it (and not the Company) shall be responsible for its own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

c.            Own Account.  Each Purchaser agrees and acknowledges that the New Securities shall be “restricted securities” and must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration, including Rule 144, is available.  Furthermore, each Purchaser and is acquiring the New Securities as principal for its own account and not with a view to or for distributing or reselling such New Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such New Securities in violation of the Securities Act or any applicable state securities law, has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such New Securities in violation of the Securities Act or any applicable state securities law and is acquiring the New Securities hereunder in the ordinary course of its business

d.            Purchaser Status.  Each Purchaser acknowledges that he/she/it is an “accredited investor’ within the meaning of Regulation D, Rule 501(a), promulgated by the Securities and Exchange Commission under the Securities Act and shall submit to the Company such further assurances of such status as may be reasonably requested by the Company.

e.            Experience of Such Purchaser.  Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the New Securities, and has so evaluated the merits and risks of such investment.  Such Purchaser is able to bear the economic risk of an investment in the New Securities and, at the present time, is able to afford a complete loss of such investment.

5.            Representations and Warranties of the Company. The Company hereby makes the following representations and warranties to the Purchaser:

a.           Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder and thereunder.  The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors of the Company or the Company’s stockholders in connection therewith.  This Agreement has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

6. Release by the Purchaser.  In consideration of the foregoing, the Purchaser releases and discharges Company, Company’s officers, directors, principals, control persons, past and present employees, insurers, successors, and assigns (“Company Parties”) from all actions, cause of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims, and demands whatsoever, in law, admiralty or equity, which against Company Parties ever had, now have or hereafter can, shall or may, have for, upon, or by reason of any matter, cause or thing whatsoever, whether or not known or unknown, from the beginning of the world to the day of the date of this Release arising under the Warrants.  It being understood that this Section shall be limited in all respects to all matters arising under or related to the Warrants.

7.           Miscellaneous.

a.           Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.

b.           Governing Law; Jurisdiction; Waiver of Jury Trial.  This Agreement shall be governed by and construed under the laws of the State of New York without regard to the choice of law principles thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the State of New York located in The City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or therewith or with any transaction contemplated hereby or thereby, and hereby irrevocably waives any objection that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

c.           Severability.  If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

d.           Counterparts/Execution.  This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event that any signature is delivered by facsimile transmission or by an e-mail which contains an electronic file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or electronic file signature page (as the case may be) were an original thereof.

e.           Notices.  Any notice, request or other document required or permitted to be given or delivered to the Purchaser by the Company shall be delivered in accordance with the notice provisions of the Purchase Agreement.

f           Expenses.  The parties hereto shall pay their own costs and expenses in connection herewith.

g.           Entire Agreement; Amendments.  This Agreement constitutes the entire agreement between the parties with regard to the subject matter hereof and thereof, superseding all prior agreements or understandings, whether written or oral, between or among the parties.  This Agreement may be amended, modified, superseded, cancelled, renewed or extended, and the terms and conditions hereof may be waived, only by a written instrument signed by all parties, or, in the case of a waiver, by the party waiving compliance.  Except as expressly stated herein, no delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any right, power or privilege hereunder preclude any other or future exercise of any other right, power or privilege hereunder.

h.           Headings.  The headings used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

i.           Construction. The parties agree that each of them and/or their respective counsel has reviewed and had an opportunity to revise this Agreement and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments hereto.

j.            Independent Nature of Purchasers' Obligations and Rights.  The obligations of each Purchaser hereunder are several and not joint with the obligations of any other Purchasers hereunder, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Purchaser pursuant hereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Purchaser shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

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IN WITNESS WHEREOF, the parties hereto have caused this Exchange Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

INTELLICELL BIOSCIENCES, INC.

By:
Name: Steven A. Victor
Title: Chief Executive Officer

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SIGNATURE PAGE FOR PURCHASERS FOLLOW]

[PURCHASER SIGNATURE PAGES TO SVFC EXCHANGE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Exchange Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: _____________________________________________
Signature of Authorized Signatory of Purchaser: ______________________
Name of Authorized Signatory: ____________________________________
Title of Authorized Signatory: _____________________________________
Email Address of Authorized Signatory: _____________________________
Fax Number of Authorized Signatory: _______________________________

[SIGNATURE PAGES CONTINUE]

SCHEDULE A

Purchaser	Aggregate Number of Class A Warrants	Aggregate Number of Class B Warrants	Aggregate Number of New Class A Warrants to Be Issued	Aggregate Number of New Class B Warrants to Be Issued	Aggregate Number of Shares of Common Stock to Be Issued